INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                          CUSIP NO.  244195 10 3

Number                                                            Shares

                                    Deerbrook
                                Publishing Group
                   AUTHORIZED COMMON STOCK: 25,000,000 SHARES
                                 PAR VALUE $.001

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

             Shares of DEERBROOK PUBLISHING GROUP, INC. Common stock

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation and upon the holder thereof as established by the Articles of Incorporation and the number of shares constituting each class and the designations thereof, may be obtained by any shareholder upon request and without charge at the principal office of the Corporation.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Keith M. Chesser              Corporate Seal                   Mark J. Eaker
SECRETARY                                                      PRESIDENT

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                                 By
                                                   -----------------------------
                                                       Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in Common            UNIF GIFT MIN ACT-____Custodian_______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN - as joint tenants with right      under Uniform Gifts to Minors Act
         of survivorship and not as       ______________________________________
         tenants in common                              (State)

    Additional abbreviations may also be used though not In the above list.

For Value Received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL. SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS. INCLUDING ZIP CODE. OF ASSIGNEE)

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---------------------------------------------------------------------- Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

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NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER